                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549
                             FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2001

                         MW MEDICAL, INC.
                   ---------------------------
      (Exact name of registrant as specified in its charter)

NEVADA                001-14297                    86-0907471
------------          -------------                ---------------
(State or other       (Commission File Number)     (IRS Employer
jurisdiction of                                    Identification Number)
incorporation)

6617 N. Scottsdale Road, Suite 103
Scottsdale, Arizona                              85250
----------------------------------               ----------
(Address of principal executive offices)         (Zip Code)

Registrants telephone number, including area code   (480) 315-8600
                                                    --------------

None
-------------------------------                     ----------
(Former name or former address,                     (Zip Code)
if changed since last report.)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Grant Thornton, LLP, MW's principal independent accountants, were dismissed as of January 17, 2001.

(2)   Grant Thornton's independent auditor's report for December
      31, 1999 was unqualified. They did not provide a report for any earlier period.

(3) The decision to change accountants was approved by the board of directors.

(4) There were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of Grant Thornton would have caused it to make reference to the subject matter of the disagreement in connection with its report during MW's most recent fiscal years and any subsequent interim period preceding this dismissal.

(5)	As part of the audit for the year ended December 31, 1999,
Grant Thornton notified us of internal control weakness related to proper documentation of sales records and documentation and control over inventory movement.

(6) The Company has engaged a new accountant, Smith and Company, as of January 19, 2001. Smith and Company were the Company's auditors for fiscal year end 1998 and earlier years.

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements:   None

Exhibits:   Letter from Grant Thornton, LLP to Securities and Exchange
            Commission dated January 24, 2001

ITEM 8.  CHANGE IN FISCAL YEAR

     None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MW MEDICAL, INC.


/s/ Dean Drummond
--------------------------------------
Dean Drummond, Chief Financial Officer

Date:     January 24, 2001
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